Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT
I, Scott LaPorta, Chief Executive Officer of Global Consumer Acquisition Corp.. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
     (1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott LaPorta Scott LaPorta
Chief Executive Officer

Date: March 31, 2008